                           FIFTH AMENDMENT AND WAIVER


         FIFTH AMENDMENT (this "Amendment"), dated as of August 20, 2001, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Loan Agreement, and the Lenders wish to waive certain defaults under the Loan Agreement, in each case as herein provided;


         NOW, THEREFORE, it is agreed:

         1. Section 2.02(f) of the Loan Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

"Scheduled Repayment Date                               Amount

August 20, 2001                                       $ 125,000
October 30, 2001                                      $ 125,000
November 15, 2001                                     $ 250,000
May 15, 2002                                          $ 250,000
August 15, 2002                                       $ 250,000".

         2. The Lenders hereby waive any Event of Default that has arisen pursuant to Section 7.03 of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in Section 6.09 for (and only for) the period commencing on June 30, 2001 and ending on the Fifth Amendment Effective Date (as defined below) and (ii) waive compliance by the Borrower with the requirements of Section 6.09 for (and only for) the period commencing on the Fifth Amendment Effective Date and ending on September 30, 2001.

         3. The Lenders hereby waive, for (and only for) the period commencing on July 9, 2001 and ending on the Fifth Amendment Effective Date, any Event of Default that has risen pursuant to Section 7.04 of the Loan Agreement solely as a result of the default under the Credit Agreement arising from the failure of the Borrower to pay principal due and owing under that certain 7% subordinated convertible note due 2001, dated as of July 2, 1998, in favor of Metro Courier, Inc. in an aggregate principal amount of $1,750,000.

         4. Section 6.18 of the Loan Agreement is hereby amended by deleting the text "to be less than $4,500,000 at any time" appearing in said Section and inserting the text "to be less than (x) at any time prior to October 30, 2001, $4,000,000 and (y) at any time thereafter, $4,500,000" in lieu thereof.

         5. Section 8.01 of the Loan Agreement is hereby amended by inserting the following definition in appropriate alphabetical order in said Section:

         "Fees" shall mean any fees required to be paid to the Lenders from time to time as agreed to by the Lenders and the Borrower in writing.

         6. Section 9.02(b) of the Loan Agreement is hereby amended by deleting the text "14% per annum" appearing in said Section and inserting the text "the percentage per annum specified in Section 1.05(b)," in lieu thereof.

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

         9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office, (ii) the Lenders shall have received an amendment and consent to the Credit Agreement which shall (x) acknowledge the agreement of the banks party to the Credit Agreement to the terms hereof and (y) otherwise be in form and substance satisfactory to the Lenders , (iii) the Borrower shall have paid the legal fees and expenses of White & Case LLP, counsel to the Banks, equal to $[____] as set forth on the invoice to the Borrower, dated July 24, 2001 and (iv) the Borrower shall have paid to the Lenders the amount due on August 20, 2001 pursuant to, and in accordance with the terms of, Section 2.02(f) of the Loan Agreement (as amended hereby).

         11. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Fifth Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

         12. From and after the Fifth Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        CD&L, INC.

                                        By:
                                            -----------------------------
                                            Name:
                                            Title:

                                        PARIBAS CAPITAL FUNDING LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EXETER VENTURE LENDERS L.P.

                                        By:  Exeter Venture Advisors, Inc.,
                                              as its general partner

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EXETER CAPITAL PARTNERS IV, L.P.

                                        By:  Exeter IV Advisors, L.P., as its
                                              general partner

                                        By:  Exeter IV Advisors, Inc. as its
                                              general partner

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: